                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                           1934 (Amendment No. _____)

[ x ]   Filed by the Registrant
[   ]   Filed by a Party other than the Registrant

Check the appropriate box:
[ x ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                              JAKKS Pacific, Inc.
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Name of Registrant as Specified in its Charter

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Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):
[ x ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

(4)     Proposed aggregate value of transaction:

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(5)     Total fee paid:

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[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 09- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid: ________________________________________________

(2)     Form.  Schedule or Registration Statement No. __________________________

(3)     Filing Party: __________________________________________________________

(4)     Date Filed: ____________________________________________________________

                                PRELIMINARY COPY

                              JAKKS PACIFIC, INC.
                     22761 PACIFIC COAST HIGHWAY, SUITE 226
                                MALIBU, CA 90265

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 12, 1999

     The Annual Meeting of Stockholders of JAKKS PACIFIC, INC. (the "Company") will be held at the Sherwood Country Club, 320 West Stafford Road, Thousand Oaks, California 91361, on August 12, 1999 at 10:00 a.m. local time, to consider and act upon the following matters:

     (1) To elect five directors to serve for the ensuing year.

     (2) To ratify the selection by the Board of Directors of Pannell Kerr Forster, Certified Public Accountants, A Professional Corporation, as the Company's independent auditors for the current fiscal year.

     (3) To ratify and approve the Company's Third Amended and Restated 1995 Stock Option Plan, as amended in the manner described in the accompanying Proxy Statement.

     (4) To ratify and approve employment agreements between the Company and Jack Friedman and Stephen G. Berman, respectively.

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record as of the close of business on June 21, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors

                                          Stephen G. Berman, Secretary

Malibu, California
July   , 1999

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

     DEFINITIVE PROXY MATERIALS ARE EXPECTED TO BE MAILED TO THE COMPANY'S
                    STOCKHOLDERS ON OR ABOUT JULY 13, 1999.

                              JAKKS PACIFIC, INC.
                     22761 PACIFIC COAST HIGHWAY, SUITE 226
                                MALIBU, CA 90265

          PROXY STATEMENT FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 12, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of JAKKS Pacific, Inc. (the "Company") for use at the 1999 Annual Meeting of Stockholders to be held on August 12, 1999, and at any adjournment of that meeting (the "Annual Meeting"). Throughout this Proxy Statement, "we," "us" and "our" are used to refer to the Company.

     The shares of our common stock represented by each proxy will be voted in accordance with the stockholder's instructions as to each matter specified thereon, unless no instruction is given, in which case, the proxy will be voted in favor of such matter. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to our corporate Secretary or by voting in person at the Annual Meeting.

     We mailed this Proxy Statement to stockholders on or about July   , 1999,
accompanied by our Annual Report to Stockholders for our fiscal year ended December 31, 1998.

VOTING SECURITIES AND VOTES REQUIRED

     At the close of business on June 21, 1999, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 10,105,012 shares of our common stock, par value $.001 per share. All holders of our common stock are entitled to one vote per share.

     The affirmative vote of the holders of a plurality of the shares of our common stock present or represented at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting is required for the ratification of the selection by the Board of Directors of Pannell Kerr Forster, Certified Public Accountants, A Professional Corporation, as our independent auditors for the current fiscal year; the ratification and approval of our Third Amended and Restated 1995 Stock Option Plan, as amended in the manner hereinafter described; and the approval of the employment agreements between us and Jack Friedman and Stephen G. Berman, respectively. Shares of our common stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of July 1, 1999, with respect to the beneficial ownership of our common stock by (1) each current director and nominee for director, (2) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation" below, (3) all our directors and executive officers as a group and (4) each person known by us to own beneficially more than 5% of the outstanding shares of our common stock.

                                                              AMOUNT AND
                                                              NATURE OF         PERCENT OF
                    NAME AND ADDRESS OF                       BENEFICIAL        OUTSTANDING
                      BENEFICIAL OWNER                        OWNERSHIP           SHARES
                    -------------------                       ----------        -----------
Jack Friedman(1)............................................    587,703(3)          5.5
Stephen G. Berman(1)........................................     47,180(4)         *
Joel M. Bennett(1)..........................................     24,250(5)         *
Robert E. Glick(1)..........................................     73,275(6)         *
Michael G. Miller(1)........................................     66,275(7)         *
Murray L. Skala(1)..........................................    164,696(8)          1.5
Renaissance Capital Growth & Income Fund III, Inc.(2).......    553,565             5.2
All directors and executive officers, as a group (6
  persons)..................................................    896,507(9)          8.2

---------------
  *  Less than 1% of our outstanding shares.

 (1) The address of Messrs. Friedman, Berman, Bennett, Glick, Miller and Skala is 22761 Pacific Coast Highway, Malibu, California 90265.

 (2) The address of this beneficial owner is 8080 N. Central Parkway, Dallas, TX 75026.

 (3) Includes 66,872 shares held in trusts for the benefit of children of Mr. Friedman. Also includes 41,667 shares which Mr. Friedman may purchase upon the exercise of certain stock options.

 (4) Includes 41,667 shares which Mr. Berman may purchase upon the exercise of certain stock options.

 (5) Includes 23,250 shares which Mr. Bennett may purchase upon the exercise of certain stock options.

 (6) Includes 66,275 shares which Mr. Glick may purchase upon the exercise of certain stock options.

 (7) Represents shares which Mr. Miller may purchase upon the exercise of certain stock options.

 (8) Includes 71,700 shares which Mr. Skala may purchase upon the exercise of certain stock options and 66,872 shares held by Mr. Skala as trustee under trusts for the benefit of children of Mr. Friedman.

 (9) Includes 66,872 shares held in trusts for the benefit of children of Mr. Friedman and an aggregate of 310,834 shares which our directors and executive officers may purchase upon the exercise of certain stock options.

     Messrs. Friedman and Berman may be deemed "founders" of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on our review of Forms 3, 4 or 5 (and any amendments thereto) filed during or with respect to our fiscal year ended December 31, 1998, all our reporting persons filed all such forms, as required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), on a timely basis.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee designated by management. Each director will be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. There are no family relationships between or among any of our executive officers or directors.

NOMINEES

     Certain information about the nominees to serve as our directors (all of whom are currently directors) is set forth below.

           NAME             AGE         POSITIONS WITH THE COMPANY         DIRECTOR SINCE
           ----             ---         --------------------------         --------------
Jack Friedman               60     Chairman and Chief Executive Officer    January 1995
Stephen G. Berman           34     Chief Operating Officer, President,     January 1995
                                   Secretary and Director
Robert E. Glick             54     Director                                October 1996
Michael G. Miller           51     Director                                February 1996
Murray L. Skala             52     Director                                October 1995

     Jack Friedman has been our Chairman and Chief Executive Officer since co-founding JAKKS with Mr. Berman in January 1995. Until December 31, 1998, he was also our President. From January 1989 until January 1995, Mr. Friedman was Chief Executive Officer, President and a director of THQ Inc., a developer, publisher and distributor of interactive entertainment software ("THQ"). From 1970 to 1989, Mr. Friedman was President and Chief Operating Officer of LJN Toys, Ltd., a toy and software company. After LJN was acquired by MCA/Universal, Inc. in 1986, Mr. Friedman continued as President until his departure in late 1988.

     Stephen G. Berman has been our Chief Operating Officer and Secretary since co-founding JAKKS with Mr. Friedman in January 1995. Since January 1, 1999, he has also served as our President. From our inception until December 31, 1998, Mr. Berman was also our Executive Vice President. From October 1991 to August 1995, Mr. Berman was a Vice President and Managing Director of THQ International, Inc., a subsidiary of THQ. From 1988 to 1991, he was President and an owner of Balanced Approach, Inc., a distributor of personal fitness products and services.

     Robert E. Glick. For more than 20 years, Mr. Glick has been an officer, director and principal stockholder in a number of privately-held companies which manufacture and market women's apparel.

     Michael G. Miller. From 1979 until May 1998, Mr. Miller was President and a director of several privately-held affiliated companies, including a list brokerage and list management consulting firm, a database management consulting firm, and a direct mail graphic and creative design firm. Mr. Miller's interests in such companies were sold in May 1998. Since 1991, he has been President of an advertising company.

     Murray L. Skala. Since 1976, Mr. Skala has been a partner of the law firm Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, our general counsel. Mr. Skala is a director of Quintel Entertainment, Inc., a publicly-held company in the business of telecommunications services and entertainment. Mr. Skala has also served as a director of other public companies, including THQ from January 1991 to January 1997, Katz Digital Technologies, Inc., a digital prepress and printing company, from December 1995 to December 1998, and Grand Toys International, Inc., from 1993 to 1994.

COMMITTEES OF THE BOARD OF DIRECTORS

     We have an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board does not have a Nominating Committee and performs the functions of a Nominating Committee itself.

     Audit Committee. The primary functions of the Audit Committee are to recommend the appointment of our independent certified public accountants and to review the scope and effect of such audits. Messrs. Glick, Miller and Skala are the current members of the Audit Committee.

     Compensation Committee. The functions of the Compensation Committee are to make recommendations to the Board regarding compensation of management employees and to administer plans and programs relating to employee benefits, incentives and compensation, other than our Third Amended and Restated 1995 Stock Option Plan (the "Option Plan"). Messrs. Friedman, Miller and Skala are the current members of the Compensation Committee.

     Stock Option Committee. The function of the Stock Option Committee is to determine the recipients of and the size of awards granted under the Option Plan. Messrs. Glick and Miller, both of whom are non-employee directors, are the current members of the Stock Option Committee.

     In 1998, our Board held four meetings and acted by unanimous consent three times; our Stock Option Committee met twice and acted by unanimous consent twice; and our Audit Committee met once. All members of the Board and of each Committee attended their respective meetings.

EXECUTIVE OFFICERS

     Our officers are elected annually by our Board of Directors and serve at the discretion of the Board of Directors. Two of our executive officers, Jack Friedman and Stephen G. Berman, are also directors of the Company. See the section above entitled "Nominees" for biographical information about these officers.

     Mr. Joel M. Bennett, 37, joined us in September 1995 as our Chief Financial Officer. From August 1993 to September 1995, he served in several financial management capacities at Time Warner Entertainment Company, L.P., including Controller of Warner Bros. Consumer Products Worldwide Merchandising and Interactive Entertainment. From June 1991 to August 1993, he was Vice President and Chief Financial Officer of TTI Technologies, Inc., a direct-mail computer hardware and software distribution company. From 1986 to June 1991, Mr. Bennett held various financial management positions at The Walt Disney Company, including Senior Manager of Finance for its international television syndication and production division. Mr. Bennett holds a Master of Business Administration degree and is a Certified Public Accountant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     One of our directors, Murray L. Skala, is a partner in the law firm of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, which has performed, and is expected to continue to perform, legal services for us. We paid his firm legal fees of approximately $151,000 in 1997 and $510,000 in 1998.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation we paid for our fiscal years ended December 31, 1998, 1997 and 1996 to our Chief Executive Officer and to each of our other executive officers whose compensation exceeded $100,000 in 1998 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM AWARDS
                                                    ANNUAL COMPENSATION             --------------------
                                          ---------------------------------------   RESTRICTED
                                                                     OTHER ANNUAL     STOCK
                NAME AND                         SALARY     BONUS    COMPENSATION     AWARDS     OPTIONS
           PRINCIPAL POSITION             YEAR     ($)       ($)         ($)           ($)         (#)
           ------------------             ----   -------   -------   ------------   ----------   -------
Jack Friedman...........................  1998   446,000   550,000       --            --        125,000
  Chairman and Chief                      1997   296,000   130,224       --            --        125,000
  Executive Officer                       1996   226,000    53,722       --            --             --
Stephen G. Berman.......................  1998   421,000   550,000       --            --        125,000
  Chief Operating Officer,                1997   271,000   130,224       --            --        125,000
  President and Secretary                 1996   201,000    53,722       --            --             --
Joel M. Bennett.........................  1998   135,000    45,000       --            --             --
  Chief Financial Officer                 1997   110,000    40,000       --            --         30,000
                                          1996    85,000    10,200       --            --             --

     The following table sets forth certain information regarding the granting of options to the Named Officers in 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                        % OF TOTAL
                              NUMBER OF SECURITIES     OPTIONS/SARS
                                   UNDERLYING           GRANTED TO        EXERCISE
                                  OPTIONS/SARS         EMPLOYEES IN     OR BASE PRICE    EXPIRATION
            NAME                  GRANTED (#)         FISCAL YEAR(1)      ($/SHARE)         DATE
            ----              --------------------    --------------    -------------    ----------
Jack Friedman...............        125,000                33.7%          $ 8.6625        10/9/03
Stephen G. Berman...........        125,000                33.7              7.875        10/9/03

---------------
(1) Options to purchase a total of 371,500 shares of our common stock were granted to our employees, including the Named Officers, during 1998.

     The following table sets forth certain information regarding options exercised and exercisable during 1998 and the value of the options held as of December 31, 1998 by the Named Officers:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                    OPTIONS/SARS                  OPTIONS/SARS
                                  SHARES                        AT FISCAL YEAR END(#)       AT FISCAL YEAR END($)(2)
                               ACQUIRED ON       VALUE       ---------------------------   ---------------------------
            NAME               EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               ------------   ------------   -----------   -------------   -----------   -------------
Jack Friedman................         --             --        41,667          83,333          1,042          2,083
                                                                   --         125,000             --        260,938
Stephen G. Berman............         --             --        41,667          83,333         41,667         83,333
                                                                   --         125,000             --        359,375
Joel M. Bennett..............     20,000        165,070(1)     13,250          16,625        115,938        145,469
                                                               10,000          20,000         10,000         20,000

---------------
(1) The difference between (x) the product of the number of exercised options and $10.2535 (the average sale price per share of the common stock sold on the exercise dates) and (y) the aggregate exercise price of such options.

(2) The difference between (x) the product of the number of unexercised options and $10.75 (the closing sale price of the common stock on December 31, 1998) and (y) the aggregate exercise price of such options.

COMPENSATION OF DIRECTORS

     Our directors do not currently receive any cash compensation for their services as such, but, beginning in 2000, each director will be paid an annual cash stipend of $10,000. We also reimburse our directors for their reasonable expenses of attending Board or Committee meetings. In addition, non-employee directors receive automatic grants of options to purchase shares of our common stock. Each non-employee director serving on the Board when the Option Plan was originally adopted received options to purchase an aggregate of 10,850 shares of common stock at the fair market value of our common stock on such date. The Option Plan currently provides for any newly appointed non-employee director to receive an option to purchase 25,000 shares at their then current fair market value on the date of appointment and for each non-employee director to receive, in each calendar quarter, an option to purchase 6,250 shares at their then current fair market value. The Board of Directors has adopted an amendment to the Option Plan, subject to stockholder approval, which would, among other things, reduce the number of shares subject to options to be granted to non-employee directors. The discussion of Proposal No. 3 below provides more information on this and other amendments adopted by our Board of Directors. Options granted to a non-employee director expire upon the termination of the director's services for cause, but may be exercised at any time during a one-year period after such person ceases to serve as a director for any other reason.

EMPLOYMENT AGREEMENTS

     We have entered into employment agreements with Mr. Friedman and Mr. Berman, pursuant to which Mr. Friedman serves as our Chairman and Chief Executive Officer and Mr. Berman serves as our President and Chief Operating Officer. Mr. Friedman's annual base salary in 1999 is $521,000 and Mr. Berman's is $496,000. Their annual base salaries are subject to annual increases in an amount, not less than $25,000, determined by our Board of Directors. Each of them is also entitled to receive an annual bonus equal to 4% of our pre-tax earnings, if our pre-tax earnings are at least $2,000,000. If we terminate Mr. Friedman's or Mr. Berman's employment other than "for cause" or if he resigns because of our material breach of the employment agreement or because we cause a material change in his employment, we are required to make a lump-sum severance payment in an amount equal to his base salary and 4% bonus during the balance of the term of the employment agreement, based on his then applicable annual base salary and 4% bonus. In the event of the termination of his employment under certain circumstances after a "Change of Control" (as defined in the employment agreement), we are required to make to him a one-time payment of an amount equal to 2.99 times his "base amount" determined in accordance with the applicable provisions of the Internal Revenue Code.

THIRD AMENDED AND RESTATED 1995 STOCK OPTION PLAN

     In its current form, our Option Plan was adopted and approved by the stockholders and directors in July 1998. Options to purchase, in the aggregate, up to 1,250,000 shares of our common stock may be granted under the Option Plan. The Option Plan allows us to grant options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code or as options that are not intended to meet the requirements of such section ("Nonstatutory Stock Options"). Under the Option Plan, Incentive Stock Options may only be granted to our employees (including officers), while Nonstatutory Stock Options may be granted to employees (including officers), non-employee directors, consultants or advisors.

     The Option Plan is administered by the Stock Option Committee, whose members are non-employee directors chosen by our Board. Apart from the automatic grants of options to our non-employee directors described above, and subject to the restrictions prescribed in the Option Plan, this committee has discretionary authority to select the persons to whom, the number of shares for which, the times and the exercise price at which options will be granted. Options under the Option Plan are granted in consideration of services rendered by the optionee and no separate consideration is required to be paid to receive such options.

     Options granted to an employee expire immediately upon the termination of employment voluntarily by such employee or for cause. Employee options may be exercised up to one year after the termination of employment due to death or disability, or up to three months after termination for any other reason.

     Incentive Stock Options must have an exercise price greater than or equal to the fair market value of the shares underlying the option on the date of grant (or, if granted to a holder of 10% or more of our common stock, an exercise price of at least 110% of the underlying shares' fair market value on the date of grant). The maximum exercise period of Incentive Stock Options is 10 years from the date of grant (or five years in the case of a holder of 10% or more of our common stock). The aggregate fair market value (determined at the date the option is granted) of shares with respect to which Incentive Stock Options are exercisable for the first time by the holder of the option during any calendar year may not exceed $100,000. If that amount exceeds $100,000, our Board or the Stock Option Committee may designate those shares that will be treated as Nonstatutory Stock Options.

     The Option Plan provides for the inclusion in any grant of options to one of our employees of a provision requiring the optionee, for a period of one year after the optionee's employment is terminated, not to disclose certain of our confidential information and, under certain circumstances, not to compete with us or be employed by an individual or entity that competes with us.

     As of July 1, 1999, we have granted options to purchase an aggregate of 1,249,750 shares of our common stock under the Option Plan. All the shares issuable upon exercise of outstanding options granted under the Option Plan are currently registered under the Securities Act. On July 1, 1999, the closing sale price of our common stock on the Nasdaq National Market was $28 7/8.

     As discussed above, each of our non-employee directors currently receives automatic quarterly grants of options to purchase 6,250 shares of our common stock (currently, 18,750 shares for all non-employee directors) and, if the 1999 Amendment described below becomes effective, will receive in 2000 and subsequent years automatic annual grants of options to purchase 6,250 shares of our common stock. Except for these grants, the plan benefits that will be received by or allocated to participants in the Option Plan are not currently determinable.

     The following is a summary of the federal income tax treatment of incentive stock options and non-statutory stock options. The tax consequences recognized by an optionee may vary; therefore, an optionee should consult his or her tax advisor for advice concerning any specific transaction.

     Incentive Stock Options. No taxable income will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option granted under the Option Plan. The difference between the exercise price and the fair market value of the stock on the date of exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% and 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

     Generally, if an optionee holds shares acquired upon the exercise of Incentive Stock Options until the later of (i) two years from the date of grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionee on a sale of such shares will be treated as capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of Incentive Stock Options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to treat such increase as capital gain.

     If the optionee sells the shares prior to the expiration of the Statutory Holding Period, he or she will realize taxable income on the date of early disposition at ordinary income tax rates in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the option price, or (ii) the amount realized on the disposition of the stock less the option price, and we will receive a corresponding business expense deduction. However, special rules may apply to options held by reporting persons under
Section 16 of the Exchange Act. The amount by which the proceeds of the sale exceeds the fair market value of the shares on the date of exercise will be treated as long-term capital gain if the shares are held for more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If an optionee sells the shares acquired upon exercise of an option at a price less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be long-term capital loss if the shares are held for more than one year prior to the sale and a short-term capital loss if the shares are held for a shorter period.

     Non-Statutory Stock Options. No taxable income is recognized by the optionee upon the grant of a Non-Statutory Option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, special rules may apply to options held by persons required to file reports under Section 16 of the Exchange Act. We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee, subject to certain limitations imposed by the Internal Revenue Code. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

                       RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

     Our Board of Directors has selected the firm of Pannell Kerr Forster, Certified Public Accountants, A Professional Corporation, as the principal independent auditors of the Company for the fiscal year ending December 31, 1999, subject to ratification by the stockholders. This firm served as our independent auditors during 1998. If the appointment of this firm is not ratified or if it declines to act or their engagement is otherwise discontinued, the Board of Directors will appoint other independent auditors. Representatives of the firm are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting, if they so desire, and will be available to respond to appropriate questions from stockholders.

                RATIFICATION AND APPROVAL OF THE 1999 AMENDMENT
                       TO OUR THIRD AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                                (PROPOSAL NO. 3)

     On June 17, 1999, our Board of Directors unanimously adopted, subject to stockholder approval, amendments to our Option Plan (the "1999 Amendment"). If approved by our stockholders, the 1999 Amendment would (i) increase the number of shares of our common stock available under the Option Plan to 1,750,000 shares from the 1,250,000 shares currently available under the Option Plan; (ii) provide for automatic annual grants of options to purchase 6,250 shares of our common stock to our non-employee directors; and (iii) provide for the immediate vesting of all options granted to our consultants and to our employees who have been employed by us for at least one year at the time of any sale of the Company. The full text of the 1999 Amendment is presented in Appendix A.

     Our Board of Directors considered the following factors in its decision to adopt the 1999 Amendment:

     1. Our Board of Directors believes that the Option Plan continues to provide an important mechanism enabling the Company to attract, retain and motivate employees. Currently, 1,250,000 shares of our common stock are available for issuance upon the exercise of options granted under the Option Plan. At July 1, 1999, options to purchase 1,249,750 shares of our common stock had been granted under the Option Plan. Accordingly, our Board of Directors determined that it would be appropriate to increase the number of shares available for issuance upon the exercise of options granted under the Option Plan to 1,750,000 shares in order to allow for additional grants of options to current and future employees.

     2. Our Board of Directors continues to believe that it is important to motivate our non-employee directors and reward their dedication and efforts on our behalf by giving them an equity stake in our performance. Currently, the Option Plan provides for our non-employee directors to receive in each calendar quarter options to purchase 6,250 shares of our common stock. Our Board of Directors determined that, in light of the substantial increase in the public market price of our common stock, the number of options to be granted to each non-employee director should be reduced from 25,000 to 6,250 shares in each calendar year. At the same time, our Board of Directors adopted a change to our directors' compensation policy by providing for an annual cash stipend of $10,000 to be paid to each non-employee director.

     3. Our Option Plan currently allows us to determine whether unvested options outstanding at the time of certain types of transactions, including, for example, a recapitalization, merger, consolidation or sale of all or substantially all of our assets, should remain outstanding or expire, and, if they are to remain outstanding, whether they should vest or remain unvested. Our Board of Directors has determined that, in order to better protect the interests of our employees and to make options granted under the Option Plan a more effective tool to motivate and reward our employees, all options outstanding at the time of such a transaction should vest immediately.

     The 1999 Amendment will not become effective unless it is ratified and approved by the holders of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting. The 1999 Amendment cannot be adopted in part; if ratified and approved by the stockholders, all the changes incorporated in the 1999 Amendment will be adopted and become effective.

           RATIFICATION AND APPROVAL OF EMPLOYMENT AGREEMENTS BETWEEN THE COMPANY AND JACK FRIEDMAN AND STEPHEN G. BERMAN, RESPECTIVELY

                                (PROPOSAL NO. 4)

     On July 1, 1999, the Company entered into new employment agreements with Jack Friedman and Stephen G. Berman, respectively. These employment agreements continue the basic compensation packages provided to these executives under their prior employment agreements, but change the basis for the determination of the severance payment to be paid, under certain conditions, upon the termination of his employment prior to the expiration of the term of the agreement. The full text of the form of employment agreement is presented in Appendix B. The identical form applies to each employment agreement, except that Mr. Friedman's base salary in 1999 is $521,000, while Mr. Berman's base salary in 1999 is $496,000. Our Board of Directors believes that there is a reasonable likelihood that the total compensation payable to Mr. Friedman or Mr. Berman pursuant to his employment agreement could exceed $1,000,000 in a fiscal year. Certain provisions of the federal tax laws limit the deductibility of a portion of the compensation to our executives as an expense of the Company if this threshold is exceeded, unless various prescribed conditions are met. Accordingly, we have endeavored to structure the compensation to these executives under their respective employment agreements in order to comply with the applicable conditions to permit the deductibility of their compensation. As a further condition for this deductibility, the employment agreements must be approved by our stockholders. The ratification and approval of these employment agreements by our stockholders is not required for the agreements to become or remain effective or binding on us, but only to satisfy the applicable condition of federal tax law relating to the deductibility of a portion of their compensation as an expense for federal income tax purposes.

                              BOARD RECOMMENDATION

     The Board of Directors believes that election of the Board's nominees and approval of the foregoing three proposals is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR these nominees and proposals.

                             STOCKHOLDER PROPOSALS

     Any stockholder intending to present a proposal at our 2000 Annual Meeting of Stockholders must deliver such proposal (and supporting statement, if any) to us at our principal office, 22761 Pacific Coast Highway, Malibu, California
90265, Attention: Secretary, not later than             , 2000 for inclusion, if
appropriate under applicable law and the regulations of the Securities and Exchange Commission, in the proxy statement and proxy relating to such meeting. Any proxies appointed for such 2000 annual meeting may exercise discretionary authority as to any matter presented at such meeting, but which is not included in the notice for such meeting, only if we have not received notice of such
proposal on or before             , 2000.

                                 OTHER MATTERS

     Our management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on such matters.

     We will bear all costs of solicitation of proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and we reserve the right to compensate outside agencies for the purpose of soliciting proxies. We will request brokers, custodians and fiduciaries to forward proxy soliciting material to the owners of shares held in their names and we will reimburse them for out-of-pocket expenses incurred on our behalf.

July   , 1999

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                  1999 AMENDMENT TO THIRD AMENDED AND RESTATED
                 1995 STOCK OPTION PLAN OF JAKKS PACIFIC, INC.

     The Third Amended and Restated 1995 Stock Option Plan is hereby amended as follows:

     1. Capitalized terms are used herein as defined in the Third Amended and Restated 1995 Stock Option Plan of JAKKS Pacific, Inc.

     2. Section 3 of the Third Amended Plan is amended by replacing the second sentence thereof with the following:

     The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Third Amended Plan shall not exceed One Million Seven Hundred Fifty Thousand (1,750,000) shares, subject to adjustment in accordance with the provisions of Section 13 hereof.

     3. Section 6 of the Third Amended Plan is amended by replacing paragraph
(b) thereof with the following:

     (b) Each Director of the Company on January 1 of each calendar year who is not an employee of the Company shall automatically be granted as of such date, without any further action by the Board or Committee, an Option to purchase 6,250 shares of Common Stock.

     4. Section 13 of the Third Amended Plan is amended by replacing paragraph
(a) thereof with the following:

     (a) If any merger, consolidation or other reorganization of the Company, split-up or combination of shares, dividend payable in shares, recapitalization, reclassification or other capital transaction requires or results in any change in the outstanding Common Stock, the Board or Committee shall make an appropriate adjustment in the aggregate number of shares available under the Third Amended Plan and in the number of shares and option price per share subject to outstanding Options. If there shall occur any merger, consolidation or other reorganization of the Company, or any sale of all or substantially all of the assets of the Company, or any transaction in which any person (including a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) acquires the right to elect a majority of the Board, and in any such case the Company's stockholders shall become, as a result of such transaction, entitled to receive any cash, securities of the Company or any other issuer, or any other property, each optionee who is a consultant to the Company or who, on the date on which such distribution of cash, securities or other property is to be made to the Company's stockholders, shall have been employed by the Company for a period (including any vacation or leave of absence or other interruption of employment approved or permitted by the Company) of at least one year shall likewise become entitled to receive the same cash, securities or other property as the Company's stockholders are so entitled to receive in respect of all the shares subject to the option, whether or not then vested in respect of all such shares, then held by such optionee, upon the exercise of such option and the payment of the option price per share thereof (or, if provided in the applicable Certificate of Stock Option Agreement or agreements governing the terms of such transaction or otherwise permitted by action of the Board or Committee, by deduction of such option price from the cash, securities or other property to be paid or delivered to such optionee). Notwithstanding the foregoing, in any such event, the Board or Committee shall have the power to take any action necessary or appropriate to prevent any Incentive Stock Option theretofore granted hereunder from being disqualified as an "incentive stock option" under the Code, as then in effect.

     5. This 1999 Amendment to the Third Amended Plan was adopted by the Board on June 17, 1999, but shall become effective only if and as of the date on which it is ratified and approved by the Company's stockholders in accordance with
Section 16 thereof.

                                                                      APPENDIX B

                          FORM OF EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT dated as of July 1, 1999 by and between JAKKS Pacific, Inc., a Delaware corporation (the "Company"), and
("Executive")

                                  WITNESSETH:

     WHEREAS, the Company desires to employ Executive on the terms and subject to the conditions hereinafter set forth, and Executive desires so to be employed;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

     1. Offices and Duties. The Company hereby employs Executive during the Term (as hereinafter defined) to serve as the Company's Chief Executive Officer and to perform such executive and supervisory duties on behalf of the Company as the Company's Board of Directors may from time to time reasonably direct. The Company's Board of Directors shall elect Executive to serve as the Company's
                    (1) and may elect or designate Executive to serve in such other corporate offices of the Company or a subsidiary of the Company as the Company's Board of Directors from time to time may deem necessary, proper or advisable. Executive hereby accepts such employment and agrees that throughout the Term he shall faithfully, diligently and to the best of his ability, in furtherance of the business of the Company, perform the duties assigned to him or incidental to the offices assumed by him pursuant to this Section. Executive shall devote substantially all of his business time and attention to the business and affairs of the Company, but Executive shall not be required to devote any minimum amount of time or report or perform his duties hereunder on a fixed or periodic basis, and Executive may engage or participate in such other activities incidental to any other employment, occupation or business venture or enterprise as do not materially interfere with or compromise his ability to perform his duties hereunder. Executive shall at all times be subject to the direction and control of the Company's Board of Directors, and observe and comply with such rules, regulations, policies and practices as the Company's Board of Directors may from time to time establish.

     2. Term. The employment of Executive hereunder shall commence on the date hereof and continue for a term of ten (10) years ending on June 30, 2009, subject to earlier termination upon the terms and conditions provided elsewhere herein (the "Term"). As used herein, "Termination Date" means the last day of the Term.

     3. Compensation.

     (a) As compensation for his services hereunder, the Company shall pay to Executive during the Term:

          (i) a base salary in 1999 at the rate of $               (2) per
     annum, and in each subsequent year during the Term at a rate to be determined by the Company's Board of Directors, but that is at least $25,000 more than the rate in the immediately preceding year (the "Base Salary"), such Base Salary to be paid in substantially equal installments no less often than twice monthly;

          (ii) a bonus (the "4% Bonus") in respect of each Bonus Period (as hereinafter defined) in which Pre-Tax Income (as hereinafter defined) equals or exceeds the Bonus Target (as hereinafter defined) for such Bonus Period, payable within 90 days after the end of such Bonus Period, in an amount equal to the lesser of (A) 4% of such Pre-Tax Income and (B) $1,000,000; and

          (iii) such additional incentive or bonus compensation as the Company's Board of Directors may from time to time determine.

---------------

     1 Chairman in the case of Mr. Friedman; President in the case of Mr.
Berman.

     2 $521,000 in the case of Mr. Friedman; $496,000 in the case of Mr. Berman.

     (b) For the purposes of Section 3(a):

          (i) A "Bonus Period" is either a fiscal year of the Company ending during the Term or, if the Term ends on a day other than the last day of a fiscal year of the Company, the portion of such fiscal year ending on the last day of the last full month ending during the Term.

          (ii) The "Bonus Target" for any Bonus Period is (A) $2 million, if such Bonus Period consists of 12 calendar months, or (B) in any other case, the product of (I) $5,479.45 and (II) the number of days included in such Bonus Period.

          (iii) The "Pre-Tax Income" in any Bonus Period is the Company's income before any deduction or reserve for income taxes and without adjustment for any extraordinary item.

The determination of the Bonus Target, Pre-Tax Income and the 4% Bonus for any Bonus Period, including all estimates, allocations or prorations required to be made in connection therewith, shall be made by the Company's regularly-engaged independent certified public accounts in accordance with generally accepted accounting principles applied on a basis consistent with past periods, which determination, absent manifest error, shall be conclusive and binding upon the Company and Executive. If a Bonus Period ends prior to the end of a fiscal year of the Company, and any year-end adjustment is subsequently made that affects the determination of the 4% Bonus for such Bonus Period, the Company shall promptly give written notice to Executive of any change proposed to be made to such 4% Bonus, setting forth in reasonable detail therein the amount of and basis for such change. If such change involves an increase to such 4% Bonus, the Company shall pay such increase to Executive concurrently with the delivery of such notice; and if such change involves a decrease to such 4% Bonus, Executive shall repay the amount of such decrease to the Company promptly, and in any event within 60 days, after receipt of such notice.

     (c) The Company shall use its best efforts to procure major medical, hospitalization, dental and disability insurance for the benefit of Executive and life insurance in the amount of $
------------ in favor of such beneficiary or beneficiaries as Executive may from time to time designate, and the Company shall pay all premiums and any other costs or expenses incurred to maintain such policies in effect during the term of Executive's employment hereunder.

     (d) In addition to his Base Salary and other compensation provided herein, Executive shall be entitled to participate, to the extent he is eligible under the terms and conditions thereof, in any stock, stock option or other equity participation plan and any profit-sharing, pension, retirement, insurance, medical service or other employee benefit plan generally available to the executive officers of the Company, and to receive any other benefits or perquisites generally available to the executive officers of the Company pursuant to any employment policy or practice, which may be in effect from time to time during the Term. Except as otherwise expressly provided herein, the Company shall be under no obligation hereunder to institute or to continue any such employee benefit plan or employment policy or practice.

     (e) No provision hereof is intended, or shall be deemed, to impair or limit Executive's eligibility to receive, or any right he may now or at any time hereafter have to receive, hold or dispose of any common stock, par value $.001 per share, of the Company (the "Common Stock") or other securities of the Company or to receive, hold or exercise any options, warrants or other rights to acquire any Common Stock or other securities of the Company.

     (f) During the Term, Executive shall not be entitled to additional compensation for serving in any office of the Company (or any subsidiary thereof) to which he is elected or appointed, except that, throughout any period or periods during which he shall serve as a director of the Company (or such subsidiary), Executive shall be entitled to directors' fees in accordance with the policies and practices of the Company (or such subsidiary) then in effect.

     4. Expense Allowance.

     (a) The Company shall pay directly, or advance funds to Executive or reimburse Executive for, all expenses reasonably incurred by him in connection with the performance of his duties hereunder and the business of the Company, upon the submission to the Company of itemized expense reports, receipts or vouchers in accordance with its then customary policies and practices.

     (b) The Company shall provide to Executive a suitable automobile or other vehicle for his exclusive use and the Company shall pay the entire cost thereof, including without limitation purchase price or lease payments, insurance premiums, repair charges, and maintenance and operating expenses, or if, in lieu thereof, Executive uses his own automobile or other vehicle, the Company shall grant him a monthly allowance in an amount sufficient to pay all such costs therefor.

     5. Location. Except for routine travel and temporary accommodation reasonably required to perform his services hereunder, Executive shall not be required to perform his services hereunder at any location other than the principal executive office of the Company, which office shall be located throughout the Term at its location on the date hereof, or, if relocated, at a location within a distance of 30 miles from its location on the date hereof, or at such other office or site to which Executive may, in his sole discretion, consent; nor shall he be required to relocate his principal residence to, or otherwise to reside at, any location specified by the Company.

     6. Office. The Company shall provide Executive with suitable office space, furnishings and equipment, secretarial and clerical services and such other facilities and office support as Executive may reasonably request.

     7. Vacation. Executive shall be entitled to four weeks paid vacation during each year of his employment hereunder, such vacation to be taken at such time or times as shall be agreed upon by Executive and the Company. Vacation time shall be cumulative from year to year, except that Executive shall not be entitled to take more than eight weeks vacation during any consecutive 12-month period during the Term.

     8. Key-Man Insurance. The Company shall have the right from time to time to purchase, increase, modify or terminate insurance policies on the life of Executive for the benefit of the Company in such amounts as the Company may determine in its sole discretion. In connection therewith, Executive shall, at such time or times and at such place or places as the Company may reasonably direct, submit himself to such physical examinations and execute and deliver such documents as the Company may deem necessary or appropriate.

     9. Trade Secrets. Executive shall hold in a fiduciary capacity for the benefit of the Company all information relating to or concerned with its operations, business and affairs, and he shall not, at any time hereafter, use or disclose any such information to any person other than to the Company or its designees or except as may otherwise be required in connection with the business and affairs of the Company.

     10. Intellectual Property. Subject to Sections 2870 and 2871 of the California Labor Code:

     (a) Any idea, invention, design, process, system, procedure, improvement, development or discovery conceived, developed, created or made by Executive, alone or with others, during the Term and applicable to the business of the Company, whether or not patentable or registrable, shall become the sole and exclusive property of the Company.

     (b) Executive shall disclose the same promptly and completely to the Company and shall, during the Term or thereafter, (i) execute all documents requested by the Company for vesting in the Company the entire right, title and interest in and to the same, (ii) execute all documents requested by the Company for filing and procuring such applications for patents, trademarks, service marks or copyrights as the Company, in its sole discretion, may desire to prosecute, and (iii) give the Company all assistance it may reasonably require, including the giving of testimony in any Proceeding (as hereinafter defined), in other to obtain, maintain and protect the Company's right therein and thereto.

     11. No Competition.

     (a) During the Term, and if his employment terminates because he is discharged by the Company "for cause" pursuant to Section 13 or he voluntarily resigns pursuant to Section 14(c), for a further period of one year thereafter, Executive shall not, directly or indirectly:

          (i) own, control, manage, operate, participate or invest in, or otherwise be connected with, in any manner, any business activity, venture or enterprise which is engaged in any business in the United States in which the Company (or any subsidiary thereof) is currently engaged or is engaged at the time of termination of Executive's employment hereunder, or

          (ii) for himself or on behalf of any other person, employ or engage any person who at the time shall have been within the preceding 12-month period an employee of the Company (or such subsidiary) or contact any supplier, customer or employee of the Company (or such subsidiary) for the purpose of soliciting or diverting any supplier, customer or employee from the Company (or such subsidiary).

     (b) The provisions of Section 11(a) notwithstanding, Executive may invest his funds in securities of an issuer if the securities of such issuer are listed for trading on a registered securities exchange or actively traded in an over-the-counter market and Executive's holdings therein represent less than 1% of the total number of shares or principal amount of the securities of such issuer outstanding.

     (c) Executive acknowledges that the provisions of this Section, and the period of time, geographic area and scope and type of restrictions on his activities set forth herein, are reasonable and necessary for the protection of the Company.

     12. Termination Upon Disability. In the event that Executive is unable to perform his duties hereunder by reason of any disability or incapacity (due to any physical or mental injury, illness or defect) for an aggregate of 180 days in any consecutive 12-month period, the Company shall have the right to terminate Executive's employment hereunder within 60 days after the 180th day of his disability or incapacity by giving Executive notice to such effect at least 30 days prior to the date of termination set forth in such notice, and on such date such employment shall terminate.

     13. Termination for Cause.

     (a) In addition to any other rights or remedies provided by law or in this Agreement, the Company may terminate Executive's employment under this Agreement if:

          (i) Executive is convicted of, or enters a plea of guilty or nolo contendere (which plea is not withdrawn prior to its approval by the court) to, a felony offense and either Executive fails to perfect an appeal of such conviction prior to the expiration of the maximum period of time within which, under applicable law or rules of court, such appeal may be perfected or, if Executive does perfect such an appeal, his conviction of a felony offense is sustained on appeal; or

          (ii) the Company's Board of Directors determines, after due inquiry, based on convincing evidence, that Executive has:

           (A) committed fraud against, or embezzled or misappropriated funds or other assets of, the Company (or any subsidiary thereof);

           (B) violated, or caused the Company (or any subsidiary thereof) or any officer, employee or other agent thereof, or any other person to violate, any material law, regulation or ordinance or any material rule, regulation, policy or practice established by the Company's Board of Directors;

           (C) willfully, or because of gross or persistent negligence, (A) failed properly to perform his duties hereunder or (B) acted in a manner detrimental to, or adverse to the interests of, the Company; or

           (D) violated, or failed to perform or satisfy any material covenant, condition or obligation required to be performed or satisfied by Executive hereunder;

and that, in the case of any violation or failure referred to in clause (B), (C) or (D) of this paragraph (ii) of Section 13(a), such violation or failure has caused, or is reasonably likely to cause, the Company to suffer or incur a substantial casualty, loss, penalty, expense or other liability or cost.

     (b) The Company may effect such termination for cause by giving Executive notice to such effect, setting forth in reasonable detail the factual basis for such termination, at least five days prior to the date of termination set forth therein; provided however that Executive may avoid such termination if Executive, prior to the date of termination set forth in such notice, cures or explains to the reasonable satisfaction of the Company's Board of Directors the factual basis for termination set forth therein.

     (c) In making any determination pursuant to Section 13(a) as to the occurrence of any act or event described in clauses (A) to (D) of paragraph (ii) thereof (each, a "For Cause Event"), each of the following shall constitute convincing evidence of such occurrence:

          (i) if Executive is made a party to, or target of, any Proceeding arising under or relating to any For Cause Event, Executive's failure to defend against such Proceeding or to answer any complaint filed against him therein, or to deny any claim, charge, averment, or allegation thereof asserting or based upon the occurrence of a For Cause Event;

          (ii) any judgment, award, order, decree or other adjudication or ruling in any such Proceeding finding or based upon the occurrence of a For Cause Event (that is not reversed or vacated on appeal); or

          (iii) any settlement or compromise of, or consent decree issued in, any such Proceeding in which Executive expressly admits the occurrence of a For Cause Event;

provided that none of the foregoing shall be dispositive or create an irrebuttable presumption of the occurrence of such For Cause Event; and provided further that the Company's Board of Directors may rely on any other factor or event as convincing evidence of the occurrence of a For Cause Event.

     (d) In determining and assessing the detrimental effect of any For Cause Event on the Company and whether such For Cause Event warrants the termination of Executive's employment hereunder, the Company's Board of Directors shall take the following factors, to the extent applicable and material, into account:

          (i) whether the Company's Board of Directors directed or authorized Executive to take, or to omit to take, any action involved in such For Cause Event, or approved, consented to or acquiesced in his taking or omitting to take such action;

          (ii) any award of damages, penalty or other sanction, remedy or relief granted or imposed in any Proceeding based upon or relating to such For Cause Event, and whether such sanction, remedy or relief is sufficient to recompense the Company or any other injured person, or to prevent or to deter the recurrence of such For Cause Event;

          (iii) whether any lesser sanction would be appropriate and effective; and

          (iv) any adverse effect that the loss of Executive's services would have, or be reasonably likely to have, upon the Company.

     14. Termination by Executive. In addition to any other rights or remedies provided by law or in this Agreement, Executive may terminate his employment hereunder:

     (a) if (i) the Company violates, or fails to perform or satisfy any material covenant, condition or obligation required to be performed or satisfied by it hereunder or, (ii) as a result of any action or failure to act by the Company, there is a material change in the nature or scope of the duties, obligations, rights or powers of Executive's employment, by giving the Company notice to such effect, setting forth in reasonable detail the factual basis for such termination, at least five days prior to the date of termination set forth therein; provided however that the Company may avoid such termination if it, prior to the date of termination set forth in such notice, cures or explains to the reasonable satisfaction of Executive the factual basis for termination set forth therein;

     (b) if a Change of Control (as hereinafter defined) occurs during the Term, at any time within the two-year period thereafter, by giving the Company notice to such effect, setting forth the event or circumstance constituting such Change of Control, such termination to be effective upon the date of termination, not more than 30 days after the date of such notice, set forth therein or, if no such date is set forth therein, immediately upon delivery of such notice to the Company; or

     (c) at any time by giving the Company written notice to such effect at least 60 days prior to the date of termination set forth therein, such termination to be irrevocable upon receipt of such notice by the Company.

The termination by Executive of his employment hereunder pursuant to Section 14(a) or 14(b) shall not constitute or be deemed to constitute for any purpose a "voluntary resignation" of his employment.

     15. Compensation upon Termination.

     (a) Upon termination of Executive's employment hereunder, he shall be entitled to receive, in any case, any compensation or other amount due to him pursuant to Section 3 or 4 in respect of his employment prior to the Termination Date.

     (b) If Executive is discharged "for cause" pursuant to Section 13, except for the payment of any amount required to be made by Section 15(a), from and after the Termination Date, the Company shall have no further obligation to Executive hereunder, including without limitation any obligation pursuant to
Section 17.

     (c) If his employment is terminated by Executive pursuant to Section 14(a) or by the Company other than "for cause" pursuant to Section 13, he shall be entitled to receive an amount equal to the product of (i) the sum of (A) his Base Salary in effect on the Termination Date and (B) his 4% Bonus for the last Bonus Period ending before the Termination Date (annualized if such Bonus Period is other than a 12-month fiscal year of the Company), and (ii) a fraction, the numerator of which is the number of full months remaining in the balance of the Term after the Termination Date and the denominator of which is 120.

     (d) If his employment terminates pursuant to Section 14(b) and, if at the time Executive gives the Company the notice of termination referred to therein, the Company has not given to Executive a notice of termination upon his disability pursuant to Section 12 or "for cause" pursuant to Section 13, he shall be entitled to receive, upon the terms and subject to the conditions set forth in Section 16, the Parachute Amount (as hereinafter defined).

     (e) Any amount payable to Executive upon termination of his employment hereunder shall be paid promptly, and in any event within 30 days, after the Termination Date.

     (f) Executive shall have no obligation hereunder to seek or to accept any other employment after the Termination Date or otherwise to mitigate the payments required to be made by this Section. No compensation or other amount received or receivable by Executive on account of any employment or engagement after the Termination Date shall be offset against or deducted from any payment required to be made by this Section.

     16. Change of Control.

     (a) For the purposes of this Section 16:

          (i) The "Act" is the Securities Exchange Act of 1934, as amended.

          (ii) A "person" includes a "group" within the meaning of Section 13(d)(3) of the Act.

          (iii) "Control" is used herein as defined in Rule 12b-2 under the Act.

          (iv) "Beneficially owns" and "acquisition" are used herein as defined in Rules 13d-3 and 13d-5, respectively, under the Act.

          (v) "Non-Affiliated Person" means any person, other than Executive, an employee stock ownership trust of the Company (or any trustee thereof for the benefit of such trust), or any person controlled by Executive, the Company or such a trust.

          (vi) "Voting Securities" includes Common Stock and any other securities of the Company that ordinarily entitle the holders thereof to vote, together with the holders of Common Stock or as a separate class, with respect to matters submitted to a vote of the holders of Common Stock, but securities of the Company as to which the consent of the holders thereof is required by applicable law or the terms of such securities only with respect to certain specified transactions or other matters, or the holders of which are entitled to vote only upon the occurrence of certain specified events (such as default in the payment of a mandatory dividend on preferred stock or a scheduled installment of principal or interest of any debt security), shall not be Voting Securities.

          (vii) "Right" means any option, warrant or other right to acquire any Voting Security (other than such a right of conversion or exchange included in a Voting Security).

          (viii) The "Code" is the Internal Revenue Code of 1986, as amended.

          (ix) "Base amount," "present value" and "parachute payment" are used herein as defined in Section 280G of the Code.

     (b) A "Change of Control" occurs when:

          (i) a Non-Affiliated Person acquires control of the Company;

          (ii) upon an acquisition of Voting Securities or Rights by a Non-Affiliated Person or any change in the number or voting power of outstanding Voting Securities, such Non-Affiliated Person beneficially owns Voting Securities or Rights entitling such person to cast a number of votes (determined in accordance with Section 16(g)) equal to or greater than 25% of the sum of (A) the number of votes that may be cast by all other holders of outstanding Voting Securities and (B) the number of votes that may be cast by such Non-Affiliated Person (determined in accordance with Section 16(g)); or

          (iii) upon any change in the membership of the Company's Board of Directors, a majority of the directors are persons who are not nominated or appointed by the Company's Board of Directors as constituted prior to such change.

     (c) The "Parachute Amount" to which Executive shall be entitled pursuant to
Section 15(d) shall equal 2.99 times Executive's base amount.

     (d) It is intended that the present value of any payments or benefits to Executive, whether hereunder or otherwise, that are includable in the computation of parachute payments shall not exceed 2.99 times the base amount. Accordingly, if Executive receives any payment or benefit from the Company prior to payment of the Parachute Amount which, when added to the Parachute Amount, would subject any of the payments or benefits to Executive to the excise tax imposed by Section 4999 of the Code, the Parachute Amount shall be reduced by the least amount necessary to avoid such tax. The Company shall have no obligation hereunder to make any payment or provide any benefit to Executive after the payment of the Parachute Amount which would subject any of such payments or benefits to the excise tax imposed by Section 4999 of the Code.

     (e) Any other provision hereof notwithstanding, Executive may, prior to his receipt of the Parachute Amount pursuant to Section 15(d), waive the payment thereof, or, after his receipt of the Parachute Amount thereunder, treat some or all of such amount as a loan from the Company which Executive shall repay to the Company within 180 days after the receipt thereof, together with interest thereon at the rate provided in Section 7872 of the Code, in either case, by giving the Company notice to such effect.

     (f) Any determination of the base amount, the Parachute Amount, any liability for excise tax under Section 4999 of the Code or other matter required to be made pursuant to this Section 18, shall be made by the Company's regularly-engaged independent certified public accountants, whose determination shall be conclusive and binding upon the Company and Executive; provided that such accountants shall give to Executive, on or before the date on which payment of the Parachute Amount or any later payment or benefit would be made, a notice setting forth in reasonable detail such determination and the basis therefor, and stating expressly that Executive is entitled to rely thereon.

     (g) The number of votes that may be cast by holders of Voting Securities or Rights upon the issuance or grant thereof shall be deemed to be the largest number of votes that may be cast by the holders of such securities or the holders of any other Voting Securities into which such Voting Securities or Rights are convertible or for which they are exchangeable or exercisable, determined as though such Voting Securities or Rights were immediately convertible, exchangeable or exercisable and without regard to any anti-dilution or other adjustments provided for therein.

     17. Other Termination Provisions.

     (a) Upon request by Executive, on the Termination Date or as soon as practicable thereafter, the Company shall assign to Executive, and Executive shall assume, the purchase agreement or lease relating to any automobile or other vehicle that the Company provides for his use on the Termination Date pursuant to Section 4(b) (other than an automobile or other vehicle owned or leased by Executive), if and to the extent assignable under the terms and conditions thereof, and thereafter Executive shall be liable for, and the Company shall be relieved of all liability for, any amount or other obligation required to be paid or performed thereunder in respect of any period commencing after the date of assignment.

     (b) Throughout the 10-year period following the Termination Date, the Company shall indemnify Executive, and hold him harmless from, any loss, damages, liability, obligation or expense that he may suffer or incur in connection with any claim made or Proceeding commenced during such period relating to his service as a director, officer, employee or agent of the Company (or any subsidiary thereof) to the same extent and in same manner as the Company shall be obligated so to indemnify Executive immediately prior to the Termination Date; provided that, if during such 10-year period the Company adopts or assumes any indemnification policy or practice with respect to its directors, officers, employees or agents that is more favorable than that in effect on the Termination Date, Executive shall be entitled to such more favorable indemnification.

     (c) Throughout the 10-year period following the Termination Date, the Company shall maintain for the benefit of Executive directors' and officers' liability insurance (on a "claims made" basis) providing coverage at least as favorable to Executive (including with respect to limits of liability, exclusions, and deductible and retention amounts) as that in effect on the Termination Date.

     18. Limitation of Authority. Except as expressly provided herein, no provision hereof shall be deemed to authorize or empower either party hereto to act on behalf of, obligate or bind the other party hereto.

     19. Notices. Any notice or demand required or permitted to be given or made hereunder to or upon either party hereto shall be deemed to have been duly given or made for all purposes if (a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram, telecopy, telex or similar electronic means, provided that a written copy thereof is sent on the same day by postage-paid first-class mail, to such party at the following address:

      to the Company at:                     22761 Pacific Coast Highway, Suite 226
                                             Malibu, California 90265
                                             Attn: President
                                             Fax: (310) 317-8527
      with a copy to:                        Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP
                                             750 Lexington Avenue
                                             New York, New York 10022
                                             Attn: Murray L. Skala, Esq.
                                             Fax: (212) 888-7776
      to Executive at:
                                             Fax: (     )

or such other address as either party hereto may at any time, or from time to time, direct by notice given to the other party in accordance with this Section. The date of giving or making of any such notice or demand shall be, in the case of clause (a) (i), the date of the receipt; in the case of clause (a) (ii), five business days after such notice or demand is sent; and, in the case of clause (b), the business day next following the date such notice or demand is sent.

     20. Amendment. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

     21. Waiver. No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

     22. Governing Law. This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of California without regard to principles of choice of law or conflict of laws.

     23. Jurisdiction. Each of the parties hereto hereby irrevocably consents and submits to the jurisdiction of the courts of the State of California and the United States District Court for the Southern District of California in connection with any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in the County of Los Angeles, State of California, or such District, and agrees that service of any summons, complaint, notice or other process relating to such proceeding may be effected in the manner provided by clause (a) (ii) of
Section 19.

     24. Remedies. In the event of any actual or prospective breach or default by either party hereto, the other party shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

     25. Severability. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

     26. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

     27. Assignment. This Agreement, and each right, interest and obligation hereunder, may not be assigned by either party hereto without the prior written consent of the other party hereto, and any purported assignment without such consent shall be void and without effect, except that this Agreement shall be assigned to, and assumed by, any person with or into which the Company merges or consolidates, or which acquires all or substantially all of its assets, or which otherwise succeeds to and continues the Company's business substantially as an entirety. Except as otherwise expressly provided herein or required by law, Executive shall not have any power of anticipation, assignment or alienation of any payments required to be made to him hereunder, and no other person may acquire any right or interest in any thereof by reason of any purported sale, assignment or other disposition thereof, whether voluntary or involuntary, any claim in a bankruptcy or other insolvency proceeding against Executive, or any other ruling, judgment, order, writ or decree.

     28. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or confer any right or interest for the benefit of any person not a party hereto.

     29. Titles and Captions. The titles and captions of the Articles and Sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

     30. Grammatical Conventions. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

     31. References. The terms "herein," "hereto," "hereof," "hereby," and "hereunder," and other terms of similar import, refer to this Agreement as a whole, and not to any Article, Section or other part hereof.

     32. No Presumptions. Each party hereto acknowledges that it has had an opportunity to consult with counsel and has participated in the preparation of this Agreement. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other party hereto drafted or controlled the drafting of this Agreement.

     33. Certain Definitions. As used herein:

     (a) "Person" includes without limitation a natural person, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, government or governmental authority, agency or instrumentality, or any group of the foregoing acting in concert.

     (b) A "Proceeding" is any suit, action, arbitration, audit, investigation or other proceeding before or by any court, magistrate, arbitration panel or other tribunal, or any governmental agency, authority or instrumentality of competent jurisdiction.

     34. Entire Agreement. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, commitment or arrangement relating thereto, including without limitation the Employment Agreement dated as of January 1, 1998 between the Company and Executive, as amended, which shall terminate, notwithstanding any contrary provision thereof, immediately upon the commencement of the Term, except that each party thereto shall (a) remain required to perform any act and to satisfy any obligation or condition that such party is required to perform or satisfy thereunder with respect to any event occurring or circumstance existing during the term thereof (including without limitation the payment or delivery to Executive of any compensation, reimbursable expense or employee benefit or perquisite to which he may be entitled, but which has not yet been paid to him, on account of his employment thereunder) that has not been so performed or satisfied, and (b) retain its right thereunder to assert or to allege any claim or cause of action relating to or based upon, or otherwise to enforce, any provision thereof with respect to any event occurring or circumstance existing during the term thereof.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

                                          THE COMPANY:

                                          JAKKS PACIFIC, INC.

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          EXECUTIVE:

                                          --------------------------------------

                                                                      APPENDIX C

FILED HEREWITH PURSUANT TO INSTRUCTION 3 TO PARAGRAPH (B)(2) OF ITEM 10 OF
SCHEDULE 14A UNDER THE SECURITIES EXCHANGE ACT OF 1934, NOT TO BE INCLUDED IN THE PROXY STATEMENT TO BE FURNISHED TO SECURITYHOLDERS.

                              JAKKS PACIFIC, INC.

                           THIRD AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN

     1. Purpose of the Plan. The JAKKS Pacific, Inc. Third Amended and Restated 1995 Stock Option Plan (the "Third Amended Plan") is intended to advance the interests of JAKKS Pacific, Inc. (the "Company") by inducing persons of outstanding ability and potential to join and remain with the Company, by encouraging and enabling employees to acquire proprietary interests in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options" (which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined), to qualified employees. In addition, the Third Amended Plan also provides for the granting of "Nonstatutory Stock Options" to all Directors who are not employees of the Company, as consideration for their services and for attending meetings of the Board of Directors, and also provides for the granting of "Nonstatutory Stock Options" to consultants and advisors who provide services to the Company.

     2. Administration. The Third Amended Plan shall be administered by the Board of Directors (the "Board"), or by a committee (the "Committee") consisting of at least two (2) Directors chosen by the Board, each of whom is a "Non-Employee Director," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as herein specifically provided, the interpretation and construction by the Board or Committee of any provision of the Third Amended Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Third Amended Plan, except as otherwise provided by law.

     3. Shares subject to the Third Amended Plan. The stock subject to grant under the Third Amended Plan shall be shares of the Company's common stock, $.001 par value (the "Common Stock"), whether authorized but unissued or held in the Company's treasury or shares purchased from stockholders expressly for use under the Third Amended Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Third Amended Plan shall not exceed One Million Two Hundred Fifty Thousand (1,250,000) shares, subject to adjustment in accordance with the provisions of Section 13 hereof. The Company shall at all times while the Third Amended Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Third Amended Plan. In the event any Option granted under the Third Amended Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under this Third Amended Plan.

     4. Stock Option Agreement. Each Option granted under the Third Amended Plan shall be authorized by the Board or Committee and shall be evidenced by a Certificate of Stock Option Agreement which shall be executed by the Company and by the person to whom such Option is granted or such other document which evidences the grant of the Option. The Certificate of Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable and the option price per share thereof.

     5. Discretionary Grant Participation. The class of persons which shall be eligible to receive discretionary grants of Options under the Third Amended Plan shall be all qualified employees (including officers) of either the Company or any subsidiary corporation of the Company and consultants and advisors who provide services to the Company or any subsidiary of the Company, other than in connection with the offer or sale of securities in a capital raising transaction. Employees shall be entitled to receive (i) Incentive Stock Options, as described in Section 7 hereafter and (ii) Nonstatutory Stock Options, as described in Section 8 hereafter. Consultants and advisors shall be entitled only to receive Nonstatutory Stock Options. The Board or Committee, in its discretion, but subject to the provisions of the Third Amended Plan, shall determine the employees, consultants or advisors to whom Options shall be granted and the number of shares to be covered by each Option taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Board or Committee may deem relevant.

     6. Participation of Directors Who Are Not Employees of the Company.

          (a) On the date any person who is not an employee of the Company first becomes a Director, such person shall automatically be granted, without further action by the Board or Committee, an option to purchase 25,000 shares of the Company's Common Stock.

          (b) On the first day of each calendar quarter during the term of the Third Amended Plan, Directors of the Company who are not employees of the Company then serving in such capacity, shall each be granted an Option to purchase 6,250 shares of the Company's Common Stock.

          (c) The option price of the shares subject to the Options set forth in Sections 6(a) and 6(b) hereof shall be the fair market value (as defined in Section 7(f) hereafter) of the Company's Common Stock on the date such Options are granted. All of such Options shall be Nonstatutory Stock Options, as described in Section 8 hereafter. The Options granted pursuant to this Section 6 shall vest entirely on the date they are granted and shall be exercisable for a period of ten (10) years.

          (d) Directors who are not employees of the Company include attorneys, accountants, consultants and advisors of the Company who, in addition to providing services in such capacity, serve as Directors of the Company.

     7. Incentive Stock Options. The Board or Committee may grant Options under the Third Amended Plan which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") (such an Option referred to herein as an "Incentive Stock Option"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code:

          (a) No Incentive Stock Option shall be granted to individuals other than qualified employees of the Company or of a subsidiary corporation of the Company.

          (b) Each Incentive Stock Option under the Third Amended Plan must be granted prior to December 1, 2005, which is within ten (10) years from the date the Company's original 1995 Stock Option Plan (the "Plan") was adopted by the Board of Directors and shareholders of the Company.

          (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

          (d) No Incentive Stock Option granted under the Third Amended Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation, of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Third Amended Plan shall be subject to earlier termination as expressly provided in Section 11 hereof.

          (e) For purposes of determining stock ownership under this Section 7, the attribution rules of Section 425(d) of the Code shall apply.

          (f) For purposes of the Third Amended Plan, fair market value shall be determined by the Board or Committee and, if the Common Stock is listed on a national securities exchange or traded on the Over-the-Counter market, the fair market value shall be the closing price of the Common Stock on such exchange, or on the Over-the-Counter market as reported by the National Quotation Bureau, Incorporated, as the case may be, on the day on which the Option is granted or on the day on which a determination of fair market value is required under the Third Amended Plan, or, if there is no trading or closing price on that day, the closing price on the most recent day preceding the day for which such prices are available.

     8. Nonstatutory Stock Options. The Board or Committee may grant Options under the Third Amended Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code, but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options which are not intended to meet these requirements shall be subject to the following terms and conditions:

          (a) A Nonstatutory Stock Option may be granted to any person eligible to receive an Option under the Third Amended Plan pursuant to Section 5 hereof.

          (b) Persons eligible to receive Nonstatutory Stock Options pursuant to
     Section 6 hereof are granted Options automatically under the Third Amended Plan, without any determination by the Board or Committee.

          (c) Subject to the price provisions of Section 6 hereof, the option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board or Committee, in its absolute discretion, at the time of the grant of the Nonstatutory Stock Option.

          (d) Subject to the provisions of Section 6 hereof, a Nonstatutory Stock Option granted under the Third Amended Plan may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years), and shall be subject to earlier termination as expressly provided in
     Section 11 hereof.

     9. Rights of Option Holders. The holder of any Option granted under the Third Amended Plan shall have none of the rights of a stockholder with respect to the shares covered by his Option until such shares shall be issued to him upon the exercise of his Option.

     10. Transferability. No Option granted under the Third Amended Plan shall be transferable by the individual to whom it was granted otherwise than by will or the laws of decent and distribution, or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Securities Act, or the rules thereunder and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

     11. Termination of Employment; Death; Restrictive Covenants.

          (a) If the employment of an employee by the Company or any subsidiary of the Company shall be terminated voluntarily by the employee or for cause, then his Options shall expire forthwith. Except as provided in subsections (b) and (c) of this Section 11, if such employment or services shall terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (f) of this Section 11. For purposes of the Third Amended Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, shall not be considered to have terminated his employment.

          (b) If the holder of any Options under the Third Amended Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options may, subject to the provisions of subparagraph (f) of this Section 11, be exercised by the estate of the employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one (1) year after such death.

          (c) If the holder of any Options under the Third Amended Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options may, subject to the provision of subparagraph (f) of this Section 11, be exercised at any time within one
     (1) year after his termination of employment due to this disability.

          (d) If the services of a Director who is not an employee of the Company shall be terminated by the Company for cause, then his Options shall expire forthwith. If such services shall terminate for any other reason (including the death or disability of such Director), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination, subject to the provisions of subparagraph (f) of this Section
     11. In the event of the death of a Director who is not an employee of the Company, his Options may be exercised by his estate or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such Director at any time within one (1) year after such death.

          (e) Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options hereunder, such Options may, subject to the provisions of subparagraph (f) of this Section 11, be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

          (f) An Option may not be exercised pursuant to this Section 11 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option.

          (g) For purposes of this Section 11, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by status or by contract.

          (h) Restrictive Covenants. In consideration of the Options granted pursuant to this Third Amended Plan and to induce the Company to grant such Options, all option agreements entered into as a result of Options granted hereunder shall require each optionee to agree as follows:

             (i) Definitions. As used in this Section 11(h), the following terms shall have the meanings ascribed to them in this subsection:

                "Business" shall mean the business of designing, developing, marketing, selling and/or distributing children's toys and games.

                "Competitive Company" shall mean any person, corporation, association, joint venture, partnership, or other business entity that engages in any part of the Business in competition with the Company.

                "Restrictive Period" shall mean a period of one year following the optionee's voluntary termination of his employment with the Company or the termination of his employment with the Company for cause; provided, however, that the Restrictive Period shall be extended for an additional period equal to any period during which the optionee is in violation of any of the provisions of Section 11(h)(iv), below.

                "Territory" shall mean the United States.

             (ii) Acknowledgements. The optionee will acknowledge that by reason of his position with the Company he is and will be acquainted with confidential and privileged information relating to customer files and special customer information, vendor sources and information, licenses, product lines, intellectual property (including, but not limited to, patents, trademarks and copyrights), financings, mergers, acquisitions, selective personnel information and confidential processes, designs, ideas, plans, devices and materials, and other similar matters treated by the Company as confidential (the "Confidential Information") and that use of the Confidential Information might seriously damage the Company in the operation of its Business.

             (iii) Nondisclosure. The optionee will agree not to divulge, furnish, or make accessible to any third person, company or other organization or entity (other than in the regular course of the Company's Business) any Confidential Information, without the prior written consent of the Company; provided, however, that such covenant will not apply to any Confidential Information that was known by the optionee prior to the Company's disclosure thereof to such optionee, that is or becomes through no fault of the optionee generally available to the public, or that is independently developed and supplied to the optionee by a source other than the Company.

             (iv) Covenant Not to Compete. The Optionee will agree that during the continuation of his employment with the Company and during the Restrictive Period if his employment with the Company is terminated by him voluntarily or by the Company for cause, the optionee will not, directly or indirectly, within the Territory:

                (1) own, manage, operate, control, be employed by, render advisory services to, support or assist (by loans or otherwise), participate in or be connected in the management or control of any Competitive Company, unless his affiliation with such Competitive Company is not related in any way, directly or indirectly to the sale or marketing of products or the provision of services that are of the same kind or a like nature as those products sold or services provided by the Company at the time the optionee's employment terminates; or

                (2) solicit or attempt in any manner to persuade or influence any present or future customer of the Company to divert its business from the Company to any Competitive Company.

             (v) Enforcement. The optionee will agree that in the event of any breach or threatened breach by the optionee of the foregoing covenants, the Company, in addition to any other rights and remedies it may have, will be entitled to an injunction restraining such breach or threatened breach, the optionee agreeing to stipulate that a breach by the optionee would cause irreparable damage to the Company and that its remedies at law would be inadequate. The optionee will further agree that the existence of any claim or cause of action on the part of the optionee against the Company shall not constitute a defense to the enforcement of these provisions and that the terms of the foregoing covenants, including without limitation the Restrictive Period and the Territory, are reasonable in all respects and necessary for the protection of the Company. If any court of competent jurisdiction will finally adjudicate that any of the covenants are too broad as to area, activity or time covered, the optionee will agree that such area, activity or time covered may be reduced to whatever extent such court deems reasonable and the covenants and the remedy of injunctive relief may be enforced as to such reduced area, activity or time.

     12. Exercise of Options.

          (a) Unless otherwise provided in the Certificate of Stock Option Agreement, any Option granted under the Third Amended Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board or Committee, in its absolute discretion, may provide in any Certificate of Stock Option Agreement that the exercise of any Option granted under the Third Amended Plan shall be subject (i) to such condition or conditions as it may impose, including but not limited to, a condition that the holder thereof remain in the employ or service of the Company or a subsidiary corporation of the

     Company for such period or periods of time from the date of grant of the Option, as the Board or Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In addition, in the event that under any Certificate of Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the Board or Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

          (b) An Option granted under the Third Amended Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of his check payable to the order of the Company; provided, however, that notwithstanding the foregoing provisions of this Section 12 or any other terms, provisions or conditions of the Third Amended Plan, at the written request of the optionee and upon approval by the Board of Directors or the Committee, shares acquired pursuant to the exercise of any Option may be paid for in full at the time of exercise by the surrender of shares of Common Stock of the Company held by or for the account of the optionee at the time of exercise to the extent permitted by subsection (c)(5) of
     Section 422 of the Code and, with respect to any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act, to the extent permitted by Section 16(b) of the Exchange Act and the Rules of the Securities and Exchange Commission, without liability to the Company. In such case, the fair market value of the surrendered shares shall be determined by the Board or Committee as of the date of exercise in the same manner as such value is determined upon the grant of an Incentive Stock Option.

     13. Adjustment Upon Change in Capitalization.

          (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Third Amended Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board or Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder from being disqualified as an "incentive stock option" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

          (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

     14. Further Conditions of Exercise.

          (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.

          (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

     15. Effectiveness of the Plan. The Plan was originally adopted by the Board of Directors on December 1, 1995. The Plan was approved by the affirmative vote of a majority of the outstanding shares of capital stock of the Company by written consent dated December 1, 1995. The Third Amended Plan was approved by the Board of Directors on May 19, 1998 and adopted by the stockholders of the Company on July 29, 1998.

     16. Termination, Modification and Amendment.

          (a) The Third Amended Plan (but not Options previously granted under the Third Amended Plan) shall terminate on December 1, 2005, which is within ten (10) years from the date of the adoption of the Plan by the Board of Directors, or sooner as hereinafter provided, and no Option shall be granted after termination of the Third Amended Plan.

          (b) The Third Amended Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

          (c) The Board of Directors may at any time, on or before the termination date referred to in Section 16(a) hereof, terminate the Third Amended Plan, or from time to time make such modifications or amendments to the Third Amended Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase (except as provided by Section 13 hereof) the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or class of employees eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from disqualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

          (d) No termination, modification or amendment of the Third Amended Plan, may without the consent of the individual to whom an Option shall have been previously granted, adversely affect the rights conferred by such Option.

     17. Not a Contract of Employment. Nothing contained in the Third Amended Plan or in any Certificate of Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company.

     18. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Third Amended Plan shall constitute general funds of the Company.

     19. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Third Amended Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on their own behalf.

     20. Definitions. For purposes of the Third Amended Plan, the terms "parent corporation" and "subsidiary corporation" shall have the same meanings as set forth in Sections 425(e) and 425(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

     21. Governing Law. The Third Amended Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the law of the State of Delaware.

                              JAKKS PACIFIC, INC.

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 12, 1999

     Know all men by these presents, that the undersigned hereby constitutes and appoints Jack Friedman and Stephen G. Berman, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of JAKKS Pacific, Inc. standing in the name of the undersigned at the close of business on June 21, 1999, at the Annual Meeting of Stockholders of the Company to be held on August 12, 1999 at the Sherwood Country Club, 320 West Stafford Road, Thousand Oaks, California 91361, beginning at 10:00 a.m. local time, and at any and all adjournments thereof, with all the rights and powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

               (Continued and to be signed on the reverse side.)

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

1. Election of Directors      [ ] FOR      [ ] AGAINST

 Nominees are: Jack Friedman, Stephen G. Berman, Robert E. Glick, Michael G.
   Miller and Murray L. Skala

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Ratification of appointment of Pannel Kerr Forster, Certified Public Accountants, A Professional Corporation, as the Company's auditors.
   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. Ratification and approval of the 1999 Amendment to the Company's Third Amended and Restated 1995 Stock Option Plan.
   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

4. Ratification and approval of Employment Agreements with Jack Friedman and
   Stephen G. Berman.                  [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

5. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.
   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

                                                          The shares represented
                                                       by this proxy will be
                                                       voted in the manner
                                                       indicated, and if no
                                                       instructions to the
                                                       contrary are indicated,
                                                       will be voted FOR all
                                                       proposals listed above.
                                                       Number of shares owned by
                                                       undersigned.

                                                       Signature(s):____________


                                                       Date:____________________


                                                       Signature(s):____________


                                                       Date:____________________

                                                       IMPORTANT: Please sign
                                                       exactly as your name or
                                                       names are printed here.
                                                       Executors,
                                                       administrators, trustees
                                                       and other persons signing
                                                       in a representative
                                                       capacity should give full
                                                       title.